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                                                                   Exhibit 10.40

                                 Amendment to
                Convertible Preferred Stock Purchase Agreement
                                     Among
                  MAPICS, Inc. (formerly Marcam Corporation)
                      General Atlantic Partners 21, L.P.
                        GAP Coinvestment Partners, L.P.
                                      And
                The Northwestern Mutual Life Insurance Company


Effective Date of Amendment: August 4, 1999


     This is an Amendment to the Convertible Preferred Stock Agreement dated September 20, 1995 (the "Agreement") among MAPICS, Inc. (formerly Marcam Corporation), a Georgia corporation (the "Company"), General Atlantic Partners 21, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment") and The Northwestern Mutual Life Insurance Company, a Wisconsin corporation ("Northwestern Mutual", and together with GAP LP and GAP Coinvestment, the "Purchasers").

     WHEREAS, the General Atlantic Designee to the Company's Board of Directors as named by GAP LP and GAP Coinvestment has resigned as a director of the Company; and

     WHEREAS, GAP LP and GAP Coinvestment desire to forfeit their right under
Section 8.5 of the Agreement to designate a replacement director to serve the remainder of the term of the General Atlantic Designee who resigned; and

     WHEREAS, the Purchasers, as the holders of all of the Series D Convertible Preferred Stock, desire to forfeit their rights under Section 2(b) of Annex A to the Company's Articles of Incorporation (the "Articles") to elect as a separate series one director to the Company; and

     WHEREAS, the parties desire to amend the Agreement to reflect such understanding.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Forfeiture of Rights to Designate a Director.
-----------------------------------------------

The Purchasers, as the holders of all of the Company's Series D Convertible Preferred Stock, hereby forfeit all rights to elect or designate as a separate series one director of the Company pursuant to the Agreement, Annex A to the Articles, or otherwise.


2. Amendment to Section 8.5.
------------------------------

Section 8.5 of the Agreement is hereby deleted in its entirety and replaced as follows:

"8.5 Purposely Omitted".


3. Amendment to Exhibit A - Series D Convertible Preferred Stock Certificate of
-------------------------------------------------------------------------------
Designation.
------------

Section 2(b) of Exhibit A to the Agreement is deleted in its entirety and replaced as follows:

"(b) Purposely omitted."

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4. Modification to Articles of Incorporation.
---------------------------------------------

The Company shall submit a proposal to amend the Company's Articles to remove
Section 2(b) from Annex A of such Articles for vote by the shareholders at the 2000 Annual Meeting of Shareholders. The Purchasers hereby agree to vote their shares in favor of such proposal.


5. Miscellaneous.
-----------------

All the provisions of this Amendment by or for the benefit of the parties hereto shall bind and inure to the benefit of their respective successors and assigns hereunder.

This Amendment may be executed in one or more counterparts, all of which taken together shall constitute a single instrument.

Except as expressly provided herein, no other terms and provisions of the Agreement shall be modified or changed by this Amendment and the terms and conditions of the Agreement shall remain in full force and effect.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


MAPICS, Inc.


/s/ William J. Gilmour
------------------------------------
William J. Gilmour
Chief Financial Officer


General Atlantic Partners 21, L.P.
By: General Atlantic Partners, LLC, its General Partner

By: /s/ Steven A. Denning
   ---------------------------------
Name: Steven A. Denning
     -------------------------------
Title: A Managing Member
      ------------------------------


GAP Coinvestment Partners, L.P.


By: /s/ Steven A. Denning
   ---------------------------------
Name: Steven A. Denning
     -------------------------------
Title: A General Partner
      ------------------------------

The Northwestern Mutual Life Insurance Company

By: /s/ A. Kipp Koesler
   ---------------------------------
Name: A. Kipp Koesler
     -------------------------------
Title: Its Authorized Representative
      ------------------------------

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